SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.   20549

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                        FORM 8-K
                    ________________

                     Current Report
         Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 31, 1997
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                   ATLANTIC RICHFIELD COMPANY
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      (Exact name of registrant as specified in its charter)

                            Delaware
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          (State or other jurisdiction of incorporation)

           1-1196                                23-0371610
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   (Commission File Number)                     (IRS Employer
                                             Identification No.)

515 South Flower Street, Los Angeles, California         90071
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511
                                                   ----------------

                            Not Applicable
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   (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated March 27, 1997, announcing election of Michael E. Wiley as an Executive Vice President effective
March 31, 1997.


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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATLANTIC RICHFIELD COMPANY

                                       /s/ ALLAN L. COMSTOCK
                                    _____________________________
                                    Allan L. Comstock
                                    Vice President and Controller

Dated:  April 1, 1997

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